Exhibit 4.9




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                          REGISTRATION RIGHTS AGREEMENT


                          Dated as of February 1, 1997



                                      among



                              THE SOUTHERN COMPANY

                         SOUTHERN CAPITAL FUNDING, INC.

                        SOUTHERN COMPANY CAPITAL TRUST I


                                       and


                              LEHMAN BROTHERS INC.
                              GOLDMAN, SACHS & CO.
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                              SALOMON BROTHERS INC
                           J.P. MORGAN SECURITIES INC.

                              as Initial Purchasers



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



                          REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of February 1, 1997 among THE SOUTHERN COMPANY, a Delaware corporation (the "Company") SOUTHERN COMPANY CAPITAL FUNDING, INC., a Delaware corporation ("Capital"), SOUTHERN COMPANY CAPITAL TRUST I, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and LEHMAN BROTHERS INC. ("Lehman Brothers") GOLDMAN, SACHS & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, J.P. MORGAN SECURITIES INC. and SALOMON BROTHERS, INC (collectively, the "Initial Purchasers").

                  This Agreement is made pursuant to the Purchase Agreement dated January 29, 1997 (the "Purchase Agreement"), among Capital, as issuer of the 8.19% Junior Subordinated Deferrable Interest Notes due February 1, 2037 (the "Subordinated Notes"), the Company, the Trust and the Initial Purchasers, which provides for among other things, the sale by the Trust to the Initial Purchasers of $325,000,000 of the Trust's 8.19% Capital Securities, liquidation amount of $1,000 per Capital Security (the "Capital Securities") the proceeds of which will be used by the Trust to purchase Subordinated Notes. The Capital Securities, together with the Subordinated Notes and the Company's guarantee of the Capital Securities (the "Capital Securities Guarantee") and the Company's guarantee of the Subordinated Notes (the "Notes Guarantee") are collectively referred to as the "Securities." In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Trust have agreed to provide to the Initial Purchasers and their direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

     In consideration of the foregoing, the parties hereto agree as follows:

     1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

     "Additional Distribution" shall have the meaning set forth in Section 2(e) hereof.

     "Additional Interest" shall have the meaning set forth in Section 2(e) hereof.

     "Advice" shall have the meaning set forth in the last paragraph of Section 3 hereof.

     "Applicable Period" shall have the meaning set forth in Section 3(t) hereof.

     "Business Day" shall mean a day other than (i) a Saturday or a Sunday, (ii) a day on which banks in New York, New York are authorized or obligated by law or executive order to remain closed or (iii) a day on which the Indenture Trustee's Corporate Trust Office or Property Trustee's principal corporate trust office is closed for business.

     "Closing Time" shall mean the Closing Time as defined in the Purchase Agreement.

     "Depositary" shall mean The Depository Trust Company, or any other depositary appointed by the Trust; provided however, that such depositary must have an address in the Borough of Manhattan, in The City of New York.

     "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

     "Exchange Offer" shall mean the offer by the Company and the Trust to the Holders to exchange all of the Registrable Securities (other than Private Exchange Securities) for a like principal amount of Exchange Securities pursuant to Section 2(a) hereof.

     "Exchange  Offer   Registration"   shall  mean  a  registration  under  the
Securities Act effected pursuant to Section 2(a) hereof.

     "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form), and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

     "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

     "Exchange Securities" shall mean (i) with respect to the Subordinated Notes, the 8.19% Junior Subordinated Deferrable Interest Notes due February 1, 2037 (the "Exchange Notes") containing terms identical to the Subordinated Notes (except that they will not contain terms with respect to the transfer restrictions under the Securities Act, will not require transfers thereof to be in minimum blocks of $100,000 principal amount and will not provide for any increase in the interest rate thereon), (ii) with respect to the Capital Securities, the Trust's 8.19% Capital Securities, liquidation amount $1,000 per Capital Security (the "Exchange Capital Securities") which will have terms identical to the Capital Securities (except that they will not contain terms with respect to transfer restrictions under the Securities Act, will not require transfers thereof to be in minimum blocks of $100,000 principal amount and will not provide for any increase in the distribution rate thereon), (iii) with respect to the Capital Securities Guarantee, the Company's guarantee (the "Exchange Capital Securities Guarantee") of the Exchange

Capital Securities which will have terms identical to the Capital Securities Guarantee and (iv) with respect to the Notes Guarantee, the Company's Guarantee (the "Exchange Notes Guarantee") of the Exchange Notes which will have terms identical to the Notes Guarantee.

                  "Holder" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of its respective successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Indenture or Declaration of Trust.

                  "Indenture" shall mean the Indenture relating to the Subordinated Notes and the Exchange Notes dated as of February 1, 1997 among the Company, Capital and Bankers Trust Company, as the Indenture Trustee, as the same may be amended from time to time in accordance with the terms thereof.

          "Inspectors" shall have the meaning set forth in Section 3(n) hereof.

        "Issue Date" shall mean the date of original issuance of the Securities.

                  "Majority Holders" shall mean the Holders of a majority of the aggregate liquidation amount of outstanding Capital Securities.

                  "Participating Broker-Dealer" shall have the meaning set forth in Section 3(t) hereof.

                  "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, limited liability company, or a government or agency or political subdivision thereof.

                  "Property Trustee" shall mean Bankers Trust Company, or any successor thereto, as property trustee under the Trust Agreement.

                  "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                  "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

                  "Records" shall have the meaning set forth in Section 3(n) hereof.

                  "Registration Default" shall have the meaning set forth in
Section 2(e) hereof.

                  "Registrable Securities" shall mean the Securities; provided, however, that Securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to such Securities for the exchange thereof, shall have been declared effective under the Securities Act and such Securities shall have been disposed of pursuant to such Registration Statement, (ii) such Securities shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act,
(iii) such Securities shall have ceased to be outstanding or (iv) such Securities have been exchanged from Exchange Securities upon consummation of the Exchange Offer and are thereafter freely tradable by the holder thereof (other than an affiliate of the Company).

                  "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Securities or Registrable Securities) and compliance with the rules of the NASD in the amount not exceeding $15,000 in the aggregate, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing, printing and distributing any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of counsel for the Company and of the independent certified public accountants of the Company, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, (vi) the fees and expenses of the Trustees, and any exchange agent or custodian, (vii) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Securities on any securities exchange or exchanges, and (viii) the reasonable fees and expenses of any special experts retained by the Company in connection with Registration Statement.

                  "Registration Statement" shall mean any registration statement of the Company and the Trust which covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Rule 144(k) Period" shall mean the period of three years (or such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar successor rule)) commencing on the Issue Date.

                  "SEC" shall mean the Securities and Exchange Commission.


                  "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

                  "Shelf Registration" shall mean a registration effected pursuant to Section 2(b) hereof.

                  "Shelf Registration Event" shall have the meaning set forth in
Section 2(b) hereof.

                  "Shelf Registration Event Date" shall have the meaning set forth in Section 2(b) hereof.

                  "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Trust pursuant to the provisions of Section 2(b) hereof which covers all of the Registrable Securities, on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "TIA" shall have the meaning set forth in Section 3(1) hereof.

                  "Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of February 1, 1997, by the trustees named therein and the Company as sponsor.

                  "Trustees" shall mean any and all trustees with respect to (i) the Capital Securities under the Trust Agreement, (ii) the Subordinated Notes and the Notes Guarantee under the Indenture and (iii) the Capital Securities Guarantee.

                  2.       Registration Under the Securities Act.

                  (a) Exchange Offer. To the extent not prohibited by any applicable law or applicable interpretation of the staff of the SEC, the Company, Capital and the Trust shall, for the benefit of the Holders, at the Company's cost, use its reasonable best efforts to (i) cause to be filed with the SEC within 150 days after the Issue Date an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the Exchange Offer, (ii) cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 180 days after the Issue Date, and (iii) keep such Exchange Offer Registration Statement effective for not less than 30 calendar days (or longer if required by applicable law) after the date notice of the Exchange Offer is mailed to the Holders. Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Trust shall promptly commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Registrable Securities for a like principal amount of Exchange Notes or a like liquidation amount of Exchange Capital Securities, together with the Exchange Guarantee and the Notes Guarantee, as applicable (assuming that such Holder is not an affiliate of the Company within the meaning of Rule 405 under the Securities Act and is not a broker-dealer tendering Registrable Securities acquired directly from the Company for its own account, acquires the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing the Exchange Securities) to transfer such Exchange Securities from and after their receipt without any limitations or restrictions under the Securities Act and under state securities or blue sky laws.

                  In connection with the Exchange Offer, the Company, Capital and the Trust shall:

                         (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                        (ii) keep the Exchange Offer open for acceptance for a period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                    (iii) utilize the services of the Depositary for the Exchange Offer;

                        (iv) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day of the Exchange Period, by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such Holder is withdrawing his election to have such Securities exchanged;

                         (v) notify each Holder that any Security not tendered by such Holder in the Exchange Offer will remain outstanding and continue to accrue interest or accumulate distributions, as the case may be, but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

                    (vi) otherwise comply in all respects with all applicable laws relating to the Exchange Offer.

                  As soon as practicable after the close of the Exchange Offer, the Company, Capital and the Trust, as the case requires, shall:

                        (i) accept for exchange all Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer;

                        (ii) deliver, or cause to be delivered, to the applicable Trustee for cancellation all Securities or portions thereof so accepted for exchange by the Company; and

                       (iii) issue, and cause the applicable Trustee under the Indenture, the Declaration or the Guarantee, as applicable, to promptly authenticate and deliver to each Holder, new Exchange Securities equal in principal amount to the principal amount of the Subordinated Notes or equal in liquidation amount of the liquidation amount of the Capital Securities as are surrendered by such Holder.

                  Distributions on each Exchange Capital Security and interest on each Exchange Debenture issued pursuant to the Registered Exchange Offer will accrue from the last date on which a Distribution or interest was paid on the Capital Security or the Subordinated Debenture surrendered in exchange therefor or, if no Distribution or interest has been paid on such Capital Security or Subordinated Debenture, from the Issue Date. To the extent not prohibited by any law or applicable interpretation of the staff of the SEC, the Company, Capital and the Trust shall use their reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the staff of the SEC. Each Holder of Registrable Securities who wishes to exchange such Registrable Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including, in the case of any Holder of Capital Securities, representations that (i) it is not an affiliate of the Trust, Capital or the Company, (ii) the Exchange Securities to be received by it were acquired in the ordinary course of its business and (iii) at the time of the Exchange Offer, it has no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Capital Securities. Each Holder hereby acknowledges and agrees that any Participating Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under SEC policy as in effect on the date of this Agreement rely on the position of the SEC enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the SEC's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters, and (2) must comply with the registration and prospectus delivery requirements or the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Trust, Capital or the Company.

                  Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Exchange Securities held by Participating Broker-Dealers, and the Company and the Trust shall have no further obligation to register the Registrable Securities (other than pursuant to Section 2(b)(iii)) pursuant to Section 2(b) of this Agreement.

                  (b) Shelf Registration. In the event that (i) the Company and the Trust are not permitted to effect the Exchange Offer because of any change in law or in currently prevailing interpretations of the staff of the SEC, (ii) the Exchange Offer Registration Statement is not declared effective within 180 days of the Issue Date, (iii) upon the request of any Initial Purchaser with respect to any Registrable Securities held by it, if such Initial Purchaser is not permitted, in the reasonable opinion of Dewey Ballantine, pursuant to applicable law or applicable interpretations of the staff of the SEC, to participate in the Exchange Offer and thereby receive securities that are freely tradeable without restriction under the Securities Act and applicable blue sky or state securities laws or (iv) if the Company has received an opinion of counsel having a recognized national tax practice to the effect that, as a result of the consummation of the Exchange Offer, there is more than an insubstantial risk that (A) the Trust could be subject to United States federal income tax with respect to income received or accrued on the Subordinated Notes or Exchange Notes, (B) interest payable by the Company on the Subordinated Notes or Exchange Notes would not be deductible by the Company, in whole or in part, for United States income tax purposes, or (C) the Trust could be subject to more than a de minimis amount of other taxes, duties or other governmental charges, (any of the events specified in (i) - (iv) being a "Shelf Registration Event" and the date of occurrence thereof, the "Shelf Registration Event Date"), the Company, Capital and the Trust shall promptly deliver to the holders and the Property Trustee written notice thereof and, at their cost, use their reasonable best efforts to cause to be filed as promptly as practicable after such Shelf Registration Event Date, as the case may be, and, in any event, within 45 days after such Shelf Registration Event Date (which shall be no earlier than 75 days after the Closing Time), a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities, and shall use its reasonable best efforts to have such Shelf Registration Statement declared effective by the SEC as soon as practicable; provided, however, that if the Shelf Registration Event is pursuant to clause (iii) the Company may register such Registrable Securities together with the Exchange Offer Registration Statement, filed pursuant to Section 2(a), and the requirements as to timing applicable thereto. No Holder of Registrable Securities shall be entitled to include any of its Registrable Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder and furnishes to the

Company, Capital and the Trust in writing, within 15 days after receipt of a request therefor, such information as the Company, Capital and the Trust may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees promptly to furnish to the Company and the Trust all information with respect to such Holder necessary to make the information previously furnished to the Company by such Holder not materially misleading.

                  The Company, Capital and the Trust agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective for the Rule 144(k) Period (subject to extension pursuant to the last paragraph of Section 3 hereof) or for such shorter period which will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or cease to be outstanding (the "Effectiveness Period"). The Company, Capital and the Trust shall not permit any securities other than Registrable Securities to be included in the Shelf Registration. The Company, Capital and the Trust will, in the event a Shelf Registration Statement is declared effective, provide to each Holder a reasonable number of copies of the Prospectus which is a part of the Shelf Registration Statement, notify each such Holder when the Shelf Registration has become effective. The Company, Capital and the Trust further agree, if necessary, to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registrations, and the Company, Capital and the Trust agree to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC.

                  (c) Expenses. The Company shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or 2(b) hereof. Except as provided herein, each Holder shall pay all expenses of its counsel, underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

                  (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof (or a combination of the two) will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Registerable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Registrable Securities pursuant to such Registration Statement may legally resume. The Company, Capital and the Trust will be deemed not to have used their reasonable best efforts to cause the Exchange Offer

Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if either of them voluntarily take any action that would result in any such Registration Statement not being declared effective or in the Holders of Registrable Securities covered thereby not being able to exchange or offer and sell such Registrable Securities during that period unless such action is required by applicable law.

                  (e)  Additional Interest and Distributions.  In the event that

                  (i) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is filed with the SEC on or prior to the 150th day after the Issue Date or (B) notwithstanding that the Company, Capital and the Trust have consummated or will consummate an Exchange Offer, the Company and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not filed on or prior to the date required by Section 2(b) hereof, then commencing on the day after the applicable required filing date, additional interest shall accrue on the principal amount of the Subordinated Notes ("Additional Interest"), and additional distributions shall accumulate on the liquidation amount of the Capital Securities ("Additional Distributions"), each at a rate of 0.25% per annum; or

                  (ii) (A) neither the Exchange Offer Registration Statement nor a Shelf Registration Statement is declared effective by the SEC on or prior to the 30th day after the applicable required filing date or (B) notwithstanding that the Company, Capital and the Trust have consummated an Exchange Offer, the Company, Capital and the Trust are required to file a Shelf Registration Statement and such Shelf Registration Statement is not declared effective by the SEC on or prior to the 30th day after the date such Shelf Registration Statement was required to be filed, then, commencing on the 31st day after the applicable required filing date, Additional Interest shall accrue on the principal amount of the Subordinated Notes, and Additional Distributions shall accumulate on the liquidation amount of the Capital Securities, each at a rate of 0.25% per annum; or

                  (iii) (A) the Trust has not exchanged Exchange Capital Securities for all Capital Securities, Capital has not exchanged the Exchange Subordinated Notes for all Subordinated Notes or the Company has not exchanged the Exchange Capital Securities Guarantee for the Guarantee or has not Exchanged the Exchange Notes Guarantee for the Notes Guarantee validly tendered in each case, in accordance with the terms of the Exchange Offer on or prior to the 40th day after the date on which the Exchange Offer Registration Statement was declared effective or (B) if applicable, the Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the Rule 144(k) Period (other than after such time as all Capital Securities have been disposed of thereunder or otherwise cease to be Registrable Securities), then Additional Interest shall accrue on the principal amount of Subordinated Notes, and Additional Distributions shall accumulate on the liquidation amount of the Capital Securities, each at a rate of 0.25% per annum commencing on (x) the 41st day after such effective date, in the case of (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above;

provided, however, that neither the Additional Interest rate on the Subordinated Notes, nor the Additional Distribution rate on the liquidation amount of the Capital Securities, may exceed in the aggregate 0.25% per annum; provided, further, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (i) above),
(2) upon the effectiveness of the Exchange Offer Registration Statement or a Shelf Registration Statement (in the case of clause (ii) above), (3) upon the exchange of Exchange Capital Securities, Exchange Capital Securities Guarantee, Exchange Notes Guarantee and Exchange Subordinated Notes for all Capital Securities, the Capital Securities Guarantee, the Notes Guarantee and all Subordinated Notes tendered (in the case of clause (iii)(A) above), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) above), or (4) upon the expiration of three years (or such shorter period as may hereafter be provided in Rule 144(k) under the Securities Act (or similar rule)) commencing on the date of original issuance of the Securities, Additional Interest on the Subordinated Notes, and Additional Distributions on the liquidation amount of the Capital Securities as a result of such clause (or the relevant subclause thereof, as the case may be, shall cease to accrue or accumulate, as the case may be.

                  Any amounts of Additional Interest and Additional Distributions due pursuant to Section 2(e) (i), (ii) or (iii) above will be payable in cash on the relevant payment dates for the payment of interest and Distributions pursuant to the Indenture and the Declaration, respectively.

                  (f) Specific Enforcement. Without limiting the remedies available to the Holders, the Company, Capital and the Trust acknowledge that any failure by the Company, Capital or the Trust to comply with its obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's, Capital's and the Trust's obligations under Section 2(a) and Section 2(b) hereof.

                  3. Registration Procedures. In connection with the obligations of the Company, Capital and the Trust with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, each of the Company, Capital and the Trust shall use their best reasonable efforts to:

                  (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form(s) under the Securities Act, which form(s) (i) shall be selected by the Company,

         Capital and the Trust, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof; provided, however, that if (1) such filing is pursuant to
         Section 2(b), or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Company, Capital and the Trust shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed. The Company, Capital and the Trust shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded an opportunity to review prior to the filing of such document if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be, and cause each Prospectus to be supplemented, if so determined by the Company, Capital or the Trust or requested by the SEC, by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Registrable Securities included in the Shelf Registration Statement, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Registrable Securities is being filed and advising such Holder that the distribution of Registrable Securities will be made in accordance with the method selected by the Majority Holders; (ii) furnish to each Holder of Registrable Securities included in the Shelf Registration Statement and to each underwriter of an underwritten offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; (iii) consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities included in the Shelf Registration Statement in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto; and (iv) furnish to each Holder of Registrable Securities either a summary of the terms of this Agreement or a copy of this Agreement;

                  (d) in the case of a Shelf Registration, cooperate with the Trustee to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Registrable Securities covered by a Registration Statement and each underwriter of an underwritten offering of Registrable Securities shall reasonably request in writing in advance of such date of effectiveness; provided, however, that the Company, Capital and the Trust shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this
         Section 3(d), (ii) file any general consent to service of process in any jurisdiction where it would not otherwise be subject to such service of process or (iii) file annual reports or comply with any other requirements deemed by the Company to be unduly burdensome;

                  (e) in the case of (1) a Shelf Registration or (2) Participating Broker-Dealers from whom the Company or the Trust has received prior written notice that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, notify each Holder of Registrable Securities, or such Participating Broker-Dealers, as the case may be, their counsel and the managing underwriters, if any, promptly and promptly confirm such notice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become effective,
         (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the qualification of the Registrable Securities or the Exchange Securities to he offered or sold by any Participating Broker-Dealer in any jurisdiction described in paragraph 3(d) hereof or the initiation of any proceedings for that purpose, (iv) in the case of a Shelf Registration, if, between the effective date of a Registration Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company, Capital and the Trust contained in any purchase agreement, securities sales agreement or other similar agreement, if any cease to be true and correct in all material respects, and (v) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise, during the Effectiveness Period which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (vi) the Company's, Capital's and the Trust's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration
         Statement at the earliest possible moment;

                  (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities included within the coverage of such Shelf Registration Statement, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and in such denominations (consistent with the provisions of the Indenture and the Trust Agreement) and registered in such names as the selling Holders or the underwriters may reasonably request at least two Business Days prior to the closing of any sale of Registrable Securities pursuant to such Shelf Registration Statement;

                  (i) in the case of a Shelf Registration or an Exchange Offer Registration, upon the occurrence of any circumstance contemplated by
         Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;

                  (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any document which is to be incorporated by reference into a Statement, provide a reasonable number of copies of such document to the Holders; and make such of the representatives of the Company and the Trust as shall be reasonably requested by the Holders of Registrable Securities or the Initial Purchasers on behalf of such Holders available for reasonable discussion of such document;

                  (k) obtain a CUSIP number for all Exchange Capital Securities and the Capital Securities (and if the Trust has made a distribution of the Subordinated Notes to the Holders of the Capital Securities, the Subordinated Notes or the Exchange Subordinated Notes), as the case may be, not later than the effective date of a Registration Statement, and provide the relevant Trustee with printed certificates for the Exchange Securities or the Registrable Securities, as the case may be, in a form eligible for deposit with the Depositary;

                  (l) cause the Indenture, the Trust Agreement, the Guarantee, the Notes Guarantee and the Exchange Guarantee to be qualified under the Trust Indenture Act of 1939 (the "TIA") in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, and effect such changes to such documents as may be required for them to be so qualified in accordance with the terms of the TIA and execute, and use its reasonable best efforts to cause the relevant trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such documents to be so qualified in a timely manner;

                  (m) in the case of a Shelf Registration, enter into such agreements (including underwriting agreements) as are customary in underwritten offerings and consistent with the terms of the Purchase Agreement and take all such other appropriate actions as are reasonably requested in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, if requested by
         (x) any Initial Purchaser, in the case where an Initial Purchaser holds Securities acquired by it as part of its initial distribution and (y) other Holders of Securities covered thereby: (i) make such representations and warranties to Holders of such Registrable Securities and the underwriters (if any), with respect to the business of the Trust, the Company, Capital and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when requested;
         (ii) obtain opinions of counsel to the Company, Capital and the Trust and updates thereof (which may be in the form of a reliance letter) in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of a majority in principal amount of the Registrable Securities being sold, addressed to each selling Holder and the underwriters (if any) covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions); (iii) obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Company, Capital and the Trust (and, if necessary, any other independent certified public accountants of any subsidiary of the Company, Capital and the Trust or of any business acquired by the Company and the Trust for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by such underwriters in accordance with Statement on Auditing Standards No. 72; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures no less favorable than those set forth in Section 4 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such underwriters and selling Holders). The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder and as consistent with the terms of the Purchase Agreement;

                  (n) if (1) a Shelf Registration is filed pursuant to Section 2(h) or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make reasonably available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Trust, Capital, the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Trust, the Company, Capital and its subsidiaries to supply all relevant information in each case reasonably requested by any such Inspector in connection with such Registration Statement provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Purchasers by you and on behalf of the other parties, by one counsel designated by you and on behalf of such other parties as described in Section 2(c) hereof. Records which the Company, Capital and the Trust determine, in good faith, to be confidential and any records which it notifies the Inspectors are confidential shall not he disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or is necessary in connection with any action, suit or proceeding or (iii) the information in such Records has been made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Trust, Capital or the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Trust or the Company unless and until such is made generally available to the public. Each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its expense to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (o) comply with all applicable rules and regulations of the SEC so long as any provision of this Agreement shall be applicable and make generally available to its security holders earning statements satisfying the provisions of Section II(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                  (p) upon consummation of an Exchange Offer, if requested by a Trustee, obtain an opinion of counsel to the Company addressed to the relevant Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer and which includes an opinion that (i) the Company, Capital and the Trust, as the case requires, has duly authorized, executed and delivered the Exchange Securities, and (ii) each of the Exchange Securities constitutes a legal, valid and binding obligation of the Company, Capital or the Trust, as the case requires, enforceable against the Company or the Trust, as the case requires, in accordance with its respective terms (in each case, with customary exceptions);

                  (q) if an Exchange Offer is to be consummated, upon delivery of the Registrable Securities by Holders to the Company, Capital or the Trust, as applicable (or to such other Person as directed by the Company or the Trust, respectively), in exchange for the Exchange Securities, the Company or the Trust, as applicable, shall mark, or cause to be marked, on such Registrable Securities delivered by such Holders that such Registrable Securities are being cancelled in exchange for the Exchange Securities in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

                  (r) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                  (s) use its reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby;

                  (t) (A) in the case of the Exchange Offer Registration Statement (i) indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any broker or dealer registered under the Exchange Act who holds Securities that are Registrable Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Registrable Securities acquired directly from the Company and the Trust) (such broker or dealer, a "Participating Broker-Dealer"), may exchange such Securities pursuant to the Exchange Offer; however, such Participating Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Securities received by such Participating Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Participating Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Participating Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Participating Broker-Dealer or disclose the amount of Exchange Securities held by any such Participating Broker-Dealer except to the extent required by the Commission as a result of a change in policy announced after the date of this Agreement, (ii) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request (each of the Company, Capital and the Trust hereby consents to be the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto by any Person subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment of supplement thereto), (iii) use its reasonable best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such Persons must comply with such requirements under the Securities Act and applicable rules and regulations in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 90 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (iv) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (x) the following provision:

                  "It the exchange offeree is a broker-dealer holding Registrable Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Registrable Securities pursuant to the Exchange Offer";

         and (y) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (x) and by delivering a Prospectus in connection with the exchange of Registrable Securities, the broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; and

                  (B) in the case of any Exchange Offer Registration Statement, the Company, Capital and the Trust agree to deliver to the Initial Purchasers or to another representative of the Participating Broker-Dealers, if requested by any such Initial Purchasers or such other representative of the Participating Broker-Dealers, on behalf of the Participating Broker-Dealers upon consummation of the Exchange Offer (i) an opinion of counsel in form and substance reasonably satisfactory to the Initial Purchasers or such other representative of the Participating Broker-Dealers, covering the matters customarily covered in opinions requested in connection with Exchange Offer Registration Statements and such other matters as may be reasonably requested (it being agreed that the matters to be covered by such opinion may be subject to customary qualifications and exceptions),
         (ii) an officer's certificate containing certifications substantially similar to those set forth in Section 5(d) of the Purchase Agreement and such additional certifications as are customarily delivered in a public offering of debt securities and (iii) as well as upon the effectiveness of the Exchange Offer Registration Statement, a comfort letter, in each case, in customary form if permitted by Statement on Auditing Standards No. 72. Each of the foregoing shall be consistent with the terms of the Purchase Agreement.

                  The Company, Capital or the Trust may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company, Capital or the Trust, as applicable, such information regarding such seller as may be required by the staff of the SEC to be included in a Registration Statement. The Company, Capital or the Trust may exclude from such registration the Registrable Securities of any seller who unreasonably fails to furnish such information within a reasonable time after receiving such request. The Company shall have no obligation to register under the Securities Act the Registrable Securities of a seller who so fails to furnish such information.

                  In the case of (1) a Shelf Registration Statement or (2) Participating Broker-Dealers who have notified the Company, Capital and the Trust that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(t) hereof, are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company, Capital or the Trust of the happening of any event of the kind described in Section 3(e)(ii), 3(e)(iii), 3(e)(v) or 3(e)(vi) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company, Capital and the Trust that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, Capital and the Trust, such Holder will deliver to the Company, Capital or the Trust (at the Company's, Capital's or the Trust's expense, as the case requires) all copies in such Holder's possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company, Capital or the Trust shall give any such notice to suspend the disposition of Registrable Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Company, Capital and the Trust shall use their best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company, Capital and the Trust shall have made available to the Holders (x) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (y) the Advice.

                  4.       Indemnification.

                  (a) In connection with any Registration Statement, the Company, Capital and the Trust shall, jointly and severally, indemnify and hold harmless each Initial Purchaser, each Holder, each underwriter who participates in an offering of the Registrable Securities, each Participating Broker-Dealer, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each an "Indemnified Party") as follows:

                  (i) from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or otherwise, and to reimburse the Indemnified Party for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus or the Prospectus as amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission which was made in such Prospectus, or the Prospectus as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Party for use therein and except that this indemnity with respect to the Prospectus if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Indemnified Party on account of any losses, claims, damages, liabilities or actions arising from the sale of Registrable Securities to any person if a copy of the Prospectus, as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Indemnified Party to such person with or prior to the written confirmation of the sale involved. Each Indemnified Party shall agree, that within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 4, to notify the Company in writing of the commencement thereof, but the omission of such Indemnified Party so to notify the Company of any such action shall not release the Company from any liability which it may have to such Indemnified Party or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 4. ln case any such action shall he brought against any Indemnified Party or any such person controlling such Indemnified Party shall notify the Company of the commencement thereof, as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof at its own expense. In case the Company elects to direct such defense and select such counsel, any Indemnified Party or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Indemnified Party or controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action.

                  The Company's indemnity agreement contained in this Section 4, shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party or controlling person, and shall survive the registration of the Registrable Securities.

                  (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, Capital, the Trust, any underwriter and the other selling Holders and each of their respective directors, officers (including each officer of the Company, Capital and the Trust who signed the Registration Statement), employees and agents and each Person, if any, who controls the Company, Capital, the Trust, any underwriter or any other selling Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company, Capital or the Trust by such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any amendment thereto), or any such Prospectus (or any amendment or supplement thereto); provided, however, that, in the case of Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Shelf Registration Statement.

                  (c) The Company shall give notice to each Indemnifying Party of any action commenced against it in respect of which indemnity may be sought hereunder in accordance with the terms of, and have the same effect as in
Section 4(a).

                  5. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents reasonably required under the terms of such underwriting arrangements.

                  6. Selection of Underwriters. The Holders of Registrable Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Registrable Securities included in such offering; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company, Capital and the Trust.

                  7.       Miscellaneous.

                  (a) Rule 144 and Rule 144A. For so long as the Company, Capital or the Trust is subject to the reporting requirements of Section 13 or 15 of the Exchange Act and any Registrable Securities remain outstanding, the Company, Capital and the Trust, as the case may be, will use their reasonable best efforts to file the reports required to be filed by it under the Securities Act and Section 13(a) or 15(d) of the Exchange Act and the rules and regulations adopted by the SEC thereunder, that if it ceases to be so required to file such reports, it will, upon the request of any Holder of Registrable Securities (a) make publicly available such information as is necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, (b) deliver such information to prospective purchaser as is necessary to permit sales of their securities pursuant to Rule 144A under the Securities Act and it will take such further action as any Holder of Registrable Securities may reasonably request, and (c) take such further action that is reasonable in the circumstances, in each case, to the extent required from time to time to enable such Holder to sell its Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such rule may be amended from time to time, (ii) Rule 144A under the Securities Act, as such rule may be amended from time to time, or
(iii) any similar rules or regulations hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company, Capital and the Trusts will deliver to such Holder a written statement as to whether it has complied with such requirements.

                  (b) No Inconsistent Agreements. The Company, Capital or the Trust has not entered into nor will the Company, Capital or the Trust on or after the date of this Agreement enter into any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's, Capital's or the Trust's other issued and outstanding securities under any such agreements.

                  (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be an amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company, Capital and the Trust have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided no departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities. Notwithstanding the foregoing sentence, (i) this Agreement may be amended, without the consent of any Holder of Registrable Securities, by written agreement signed by the Company, Capital, the Trust and Lehman Brothers, to cure any ambiguity, correct or supplement any provision of this Agreement that may be inconsistent with any other provision of this Agreement or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with other provisions of this Agreement, (ii) this Agreement may be amended, modified or supplemented, and waivers and consents to departures from the provisions hereof may be given, by written agreement signed by the Company, Capital, the Trust and Lehman Brothers to the extent that any such amendment, modification, supplement, waiver or consent is, in their reasonable judgment, necessary or appropriate to comply with applicable law (including any interpretation of the Staff of the SEC) or any change therein and (iii) to the extent any provision of this Agreement relates to the Initial Purchasers, such provision may be amended, modified or supplemented, and waivers or consents to departures from such provisions may he given, by written agreement signed by Lehman Brothers, the Company, Capital and the Trust.

                  (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company or the Trust by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (ii) if to the Company or the Trust, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied: and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

                  (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

                  (f) Third Party Beneficiary. Each of the Initial Purchasers shall be a third party beneficiary of the agreements made hereunder between the Company, Capital and the Trust, on the one hand, and the Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

                  (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (i) GOVERNING LAW. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (k) Securities Held by the Company, the Trust or its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company, Capital, the Trust or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                                     THE SOUTHERN COMPANY


                                                     By:
                                                         Name:
                                                         Title:

                                                     SOUTHERN COMPANY CAPITAL
                                                     FUNDING, INC.



                                                     By:
                                                         Name:
                                                         Title:

                                                     SOUTHERN COMPANY CAPITAL
                                                     TRUST I


                                                     By:
                                                         Name:
                                                         Title:

Confirmed and accepted as of
         the date first above
         written:

LEHMAN BROTHERS INC.
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
   INCORPORATED
J.P. MORGAN SECURITIES INC.
SALOMON BROTHERS INC

By: LEHMAN BROTHERS INC.



as Representative of the
Several Initial Purchasers